As filed with the Securities and Exchange Commission on August 14, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________

FORM S-8 POS

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

___________________________________

UNIVERSAL ICE BLAST, INC.

Nevada

   88-0360067

(State or other jurisdiction of

            (I.R.S. Employer

Incorporation or organization)

            identification No.)

533 6th Street South

Kirkland, Washington 98033

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STOCK COMPENSATION PLAN

____________________________________________

Rory Clarke

Chief Executive Officer

533 6th Street South

Kirkland, Washington 98033

(425) 893-8424

Copy to:

Rebecca Wilson, Esq.

2781 W. MacArthur Blvd., #168

Santa Ana, CA 92704

(714) 307-7285

CALCULATION OF REGISTRATION FEE